EXHIBIT 99.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, T. Joseph Coleman, the Chief Executive Officer and Acting Chief Financial Officer of Sun Network Group, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the quarterly report on Form 10-Q and Form 10-Q/A Amendment No. 1 of the Company for the period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: May 8, 2003

                                       /s/ T. Joseph Coleman
                                       ---------------------
                                       Name: T. Joseph Coleman
                                       Title: Chief Executive Officer
                                              and Acting Chief Financial Officer